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                                                                   Exhibit 23.1



                       Consent of Independent Accountants


The Board of Directors of
PlayStar Corporation


We consent to the reference of our firm under the caption "Experts" and to the use of our report dated December 5, 2001, in the Registration Statement on Form F-1 (File No. 333-59525) and related Prospectus of PlayStar Corporation.


                                            Mahoney, Cohen & Company, CPA, P.C.


New York, New York
February 8, 2002